UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2015

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 8.01 – Other Events	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	3

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ITEM 8.01	OTHER EVENTS

On August 19, 2015, the Board of Directors of NewBridge Bancorp declared a $0.015 per share quarterly cash dividend on its common stock, payable October 15, 2015 to shareholders of record as of the close of business on September 16, 2015. A copy of the press release is attached to this filing as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press release of NewBridge Bancorp dated August 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: August 20, 2015	By:	/s/ Richard M. Cobb
Richard M. Cobb
Executive Vice President, Chief Accounting Officer and Controller

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press release of NewBridge Bancorp dated August 20, 2015.

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